Exhibit 99.1

Citizens Community Bancorp, Inc. Engages FIG Partners

to Explore Strategic Opportunities

Company Release – 6/17/2016

Eau Claire, WI (June 17, 2016) – Citizens Community Bancorp, Inc. (the “Company”) (NasdaqGM: CZWI), the parent company of Citizens Community Federal N.A. (the “Bank”), announced today the engagement of FIG Partners, LLC (“FIG Partners”) to serve as the Company’s exclusive investment banker and corporate financial advisor. FIG Partners will assist management and the board of the directors of the Company in examining the Company’s various strategic and financial opportunities aimed at maximizing shareholder value. FIG Partners will evaluate and review these potential opportunities and will advise the Company with respect to certain transactions that may ultimately be pursued as a result of such review.

The Company has not made a decision at this time to pursue any specific transaction or any other strategic option. There can be no assurance that the review of strategic options will result in the completion of any transaction.

Citizens Community Federal N.A., a wholly-owned subsidiary of Citizens Community Bancorp, Inc., is a full-service national bank based in Altoona, Wisconsin, serving more than 50,000 customers in Wisconsin, Minnesota and Michigan through 21 branch locations. The Company’s stock trades on the NASDAQ Global Market under the symbol “CZWI”. More information about the Company and Citizens Community Federal N.A. is available at www.ccf.us under “About Us – Investor Relations”.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Press Release are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” “would” or the negative of those terms or other words of similar meaning. Such forward-looking statements in this Press Release are inherently subject to many uncertainties arising in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to consumer demand for the Bank’s products and services; the Bank’s ability to maintain current deposit and loan levels at current interest rates; competitive and technological developments; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; the Bank’s ability to maintain required capital levels and adequate sources of funding and liquidity; maintaining capital requirements may limit the Bank’s operations and potential growth; changes and trends in capital markets; competitive pressures among depository institutions; effects of critical accounting estimates and judgments; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies overseeing the Bank; the Bank’s ability to implement its cost-savings and revenue enhancement initiatives including managing costs associated with its branch consolidation and new market branch growth initiatives; legislative or regulatory changes or actions or significant litigation adversely affecting the Bank; fluctuation of the Company’s stock price; the Bank's ability to attract and retain key personnel; the Bank's ability to secure confidential information through the use of computer systems and telecommunications networks; and the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company’s performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended September 30, 2015 filed with the Securities and Exchange Commission on December 7, 2015, and in Part II, Item 1A, "Risk Factors", in the Company's Form 10-Q, for the quarter ended March 31, 2016, filed with the Securities and Exchange Commission on May 13, 2016. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this Press Release or to update them to reflect events or circumstances occurring after the date of this Press Release.

Contact: Timothy A. Nettesheim, Chairman of the M&A Committee and

Vice Chairman of the Board of Directors

(262) 956-6225